UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
January 15, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

 Laboratory Corporation of America announced today that the Securities and Exchange Commission declared effective today its registration statement on Form S-3 for the registration of the resale by securityholders listed in the prospectus contained in the registration statement from time to time of up to $744,000,000 aggregate principal amount at maturity of its zero coupon convertible subordinated notes due 2021 and the shares of its common stock issuable upon conversion of the notes and the preferred stock purchase rights included in such shares of common stock. The notes were originally issued in a private placement in reliance on Rule 144A under the Securities Act of 1933, as amended. The registration statement was filed pursuant to a Registration Rights Agreement which the Company entered into in connection with the private placement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(c)  Exhibit

20   Press release of the Company dated January 15, 2002.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: January 15, 2002